                                                                   EXHIBIT 10.10

INTERNAL REVENUE SERVICE                             DEPARTMENT OF THE TREASURY
24000 AVILA ROAD
STOP 5108
LAGUNA NIGUEL, CA 92677
                                             Letter Number: 2850(CG)
INTERCHANGE CORPORATION
24422 AVE DE LA CAROL TTA STE 120            Letter Date:
LAGUNA HILLS, CA 92653                         10/27/2003
                                             Taxpayer Identification Number:
                                               33-0849123

      We have approved your request to pay your taxes in installments. Your first payment of $30,OOO.00 is due on the 15th of November, 2003. You agreed to make future payments of $30,000.00 on the 15th of each following month until you have paid the full amount you owe.

      You also agreed to increase (or decrease) your monthly payment as follows:

      Date of increase        Amount of increase            New installment
      (or decrease)           (or decrease)                 amount
        01/15/2005                10,000.00                   40,000,00

      The amount you owe as of 10/20/2003 is $1,542,774.04. This amount does not include all accrued penalties and interest. We will charge penalties and interest until you pay the full amount you owe, because you did n't pay your total tax when it was due.

      Please be sure to send your monthly payments early enough for them to reach us by the due date . Print your social security number or employer identification number clearly on your check or money order. If you change your address, please send your new address with your next payment.

      Note: If IRS is charging backup withholding on any of your accounts, it will continue. Having an installment agreement doesn't interrupt backup withholding.

      Although we have established an installment plan for you, we must protect the government's interest. Therefore, a Notice of Federal Tax Lien

                             HAS ALREADY BEEN FILED

      A Notice of Federal Tax Lien is a public notice that the government has a claim against your property to satisfy a debt. We will release (remove) the lien when you finish paying what you owe. We have the legal right to collect this money for up to 10 years.

CONDITIONS OF THIS AGREEMENT:

      - We must receive each payment by the date shown above. If you have a problem, contact us immediately.

      - This agreement Is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.

      - We may cancel this agreement if you don't give us updated financial information when we ask for it.

      - While this agreement is in effect, you must pay any federal taxes you owe on time.

      - We will apply your federal tax refunds (if any) to the amount you owe until it is fully paid.

      - If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.

                                                       Letter 2850 (Rev. 7/2003)

      - We may cancel the agreement at any time if we find that collection of the tax is in jeopardy.

      -     You must pay a $43.00 installment agreement fee.

      - If agreement defaults, you must pay a $24.00 reinstatement fee if agreement is reinstated,

      - We will apply all payments on this agreement in the best interest of the United States.

      The Internal Revenue Service will send you monthly reminder notices prior to your payment due date. Detach the bottom portion of the reminder notice and include it with your payment.

      Please send payments to the following address:

                            Internal Revenue Service
                            P.O. Box 660002
                            Dallas, TX 75266-0002

      Additional Conditions:

      This installment agreement includes taxes for the following forms and tax periods:

Form             Tax Period            Form               Tax Period               Form                          Tax Period
941              06/30/2000            941                09/30/2000               941                           03/31/2001
941              06/30/2001            941                09/30/2001               941                           12/31/2001
941              03/31/2002

      If you need assistance or have a question concerning your agreement please call: 949-389-4208 or write:

                            Internal Revenue Service
                            24000 AVILA RD MAIL STOP 5720
                            LAGUNA NIGUEL        CA 92677

                                   Sincerely Yours,

                                  /s/ DANA R. POWYS
                                  -----------------------------------------
                                  DANA R. POWYS
                                  REVENUE OFFICER
                                  Employee Identification Number: 33-04544

                                                       Letter 2850 (Rev. 7/2003)

                                               Department of the Treasury - Internal Revenue Service
Form 433-D                                     INSTALLMENT AGREEMENT
(Rev. April 2003)                              (See Instructions on the attachment)

Name and address of taxpayer(s)                Social security or employer Identification number
                                               (taxpayer) 33-0849123                    (spouse)
INTERCHANGE CORPORATION
24422 AVE DE LA CAROLTTA STE 120
LAGUNA HILLS, CA 92653
                                               Your telephone numbers (including area code)

                                               (home)                        (work or business)
                                               (949)784-0800                  (949)784-0800

                                               For assistance, call 1-800-829-0115 or write
                                               Ogden Campus
                                               Ogden, UT 84201-0000             (City,State,and Zip Code)

Employer (name and address): NOT APPLICABLE

Financial Institution (name and address): SILICON VALLEY BANK, 38 TECHNOLOGY DR STE 150, IRVINE, CA 92618-0000

Kind of taxes (form numbers)       Tax periods                                                Amount owed as of: 10/20/2003
941                                01/200006 01/200009 01/200103 01/200106 01/200109          $1,542,774.04
                                   01/200112 01/200203

                                   Page 1 of 1 containing tax periods

I/We agree to pay the federal taxes shown above, PLUS PENALTIES AND INTEREST PROVIDED BY LAW, as follows:

      $30,000,00 on 11/15/2003 and $ 30,000.00 on the 15th of each month thereafter until the total liability is paid in full. I/We also agree to increase or decrease the above installment payment as follows:

DATE OF INCREASE (OR DECREASE)           AMOUNT OF INCREASE (OR DECREASE)          NEW INSTALLMENT PAYMENT AMOUNT
01/15/2005                               10,000.00                                 40,000.00
//                                       0.00                                      0.00

THE TERMS OF THIS AGREEMENT ARE PROVIDED ON THE ATTACHMENT. PLEASE REVIEW THEM THOROUGHLY.

[ ] Please initial this box after you've reviewed all terms and any additional conditions.

ADDITIONAL CONDITIONS/TERMS (To be completed by IRS)            NOTE: Internal Revenue Service employees
                                                                may contact third parties in order to process
                                                                and maintain this agreement

DIRECT DEBIT. - Attach a voided check or complete this part only if you choose to make payments by direct debit. Read the instructions found on the attached page of instructions.

a. Routing number:_________   c. Account type (check on box): Checking [Savings]

b. Account number:_________

I authorize the U.S. Treasury and its designated Financial Agent to initiate a monthly ACH debit (electronic withdrawal) entry to the financial institution account indicated for payments of my Federal taxes owed, and the financial institution to debit the entry to his account. This authorization is to remain in full force and effect until I notify the U.S. Treasury Financial Agent to terminate the authorization to revoke payment, I must contact the U.S.
Treasury Financial Agent at 1-800-829-0115 no later than 7 business days prior to the payment (settlement) date. I also authorize the financial institution involved in the processing of the electronic payment of taxes to receive confidential information necessary to answer inquiries related to the payments.

YOUR SIGNATURE                                                       TITLE (IF CORPORATE OFFICER OR PARTNER)           DATE

SPOUSE'S SIGNATURE (IF A JOINT LIABILITY)                                                                              DATE

AGREEMENT EXAMINED OR APPROVED BY (SIGNATURE, TITLE, FUNCTION)                                                         DATE
L. PRUTSMAN, MANAGER                                                                                                   10/27/2003

FOR IRS USE ONLY:

      AGREEMENT LOCATOR NUMBER: 0215

  Input Review Suppress indicator: "1" (unless specific balance due IA)          A NOTICE OF FEDERAL TAX LIEN (check one box below)
  [ ] Check box If specific balance due IA; then,                               [X]     HAS ALREADY BEEN FILED
      Input Review Suppress Indicator "6"                                       [ ]     WILL BE FILED IMMEDIATELY
  Agreement Review Cycle:_____________ Earliest CSED: 03/27/2011                [ ]     WILL BE FILED WHEN TAX IS ASSESSED
  [ ] Check box If pre-assessed modules included                                [ ]     MAY BE FILED IF THIS AGREEMENT DEFAULTS
  Originator's ID #: 34012640 / 33-04544     Originator Code: 20
  Name:DANA R. POWYS                     Title: REVENUE OFFICER

Part 1 - IRS Copy   Catalog No. 16644M   www.Irs.com    Form 433-D (Rev. 4-2003)

                            INSTRUCTIONS TO TAXPAYER

      If not already completed by an IRS employee, please fill in the information in the spaces provided on the Form.

         - Your name (include spouse's name if a joint return) and current address;

         - Your social security number and/or your employer Identification number (whichever applies to your tax liability);

         -     Your home and work or business telephone numbers;

         - The complete name and address of your employer and financial Institution;

         -     The amount your can pay now as a partial payment;

         - The amount you can pay each month (or the amount determined by IRS personnel): and

         - The date you prefer to make this payment ( This must be the same day for each month, from the 1st to the 28th). We must receive your payment by this date. If you elect the direct debit option, this is the day you want your payment electronically withdrawn from your financial Institution account.

      REVIEW THE TERMS OF THIS AGREEMENT.

      WHEN YOU'VE COMPLETED THIS AGREEMENT FORM, PLEASE SIGN AND DATE IT. THEN, RETURN PART 1 TO THE IRS AT THE ADDRESS ON THE LETTER THAT CAME WITH IT OR TO THE ADDRESS SHOWN IN THE "FOR ASSISTANCE" BOX ON THE FRONT OF THE FORM.

                            TERMS OF THIS AGREEMENT

By completing and submitting this agreement, you (the taxpayer) agree to the following terms:

- You will make each payment so that we (IRS) receive it by the monthly due date stated on the front of this form. IF YOU CANNOT MAKE A SCHEDULED PAYMENT, CONTACT US IMMEDIATELY.

- This agreement is based on your current financial condition. We may modify or terminate the agreement if our information shows that your ability to pay has significantly changed. You must provide updated financial information when requested.

- While this agreement is in effect, you must file all federal tax returns and pay and (federal) taxes you owe on time.

- We will apply your federal tax refunds or overpayments (if any) to the amount you owe until it is fully paid.

- You must pay a $43 user fee, which we have authority to deduct from your first payment(s).

- If you default on your installment agreement, you must pay a $24 reinstatement fee if we reinstate the agreement. We have the authority to deduct this fee from your first payment(s) after the agreement is reinstated.

- We will apply all payments on this agreement in the best interests of the United States.

-     WE CAN TERMINATE YOUR INSTALLMENT AGREEMENT IF:

      -     You do not make monthly installment payments as agreed.

      -     You do not pay any other federal tax debt when due.

      -     You do not provide financial information when requested.

- If we terminate your agreement, we may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.

- We may terminate this agreement at any time if we find that collection of the tax is in jeopardy.

- This agreement may require managerial approval. We'll notify you when we approve or don't approve the agreement.

                           HOW TO PAY BY DIRECT DEBIT

Instead of sending us a check, you can pay by direct debit (electronic withdrawal) from your account at a financial institution (such as a bank, mutual fund, brokerage firm, or credit union). To do so, fill in Lines a, b, and c (or attach a voided check). Contact your financial institution to make sure that a direct debit is allowed and to get the correct routing and account numbers.

      LINE a. The first two digits of the routing number must be 01 through 12 or 21 through 32. Don't use a deposit slip to verify the number because it may contain internal routing numbers that are not part of the actual routing number.

      LINE b. The account number can be up to 17 characters. Include hyphens but omit spaces and special symbols. Enter the number from left to right and leave any unused boxes blank.

      NOTE: We will bill you for the first payment and the user fee. YOU MUST MAKE THE FIRST PAYMENT BY MAIL. All other payments will be electronically withdrawn on the same day each month from your account. IRS won't send you a reminder about this.

      CHECKLIST FOR MAKING INSTALLMENT PAYMENTS:

            1. Write your social security or employer identification number on each payment.

            2.    Make your check or money order payable to "United States
                  Treasury".

            3. Make each payment in an amount at least equal to the amount specified in this agreement.

            4. Don't double one payment and skip the next without contacting us first.

            5. Enclose a copy of the reminder notice, if you received one, with each payment using the envelope provided.

            6.    If you didn't receive an envelope, call the number below.

      This agreement will not affect your liability (if any) for backup withholding under Public Law 98-67, the interest and Dividend Compliance Act of 1983.

      QUESTIONS? - Call the number presented on the Form 433D with any questions you may have about the direct debit process or completing this form.

Catalog No. 16644M                                      Form 433-D (Rev. 4-2003)